                                                                 Exhibit 10.1

                                  $150,000,000

                             BROOKS AUTOMATION, INC.

              4.75% CONVERTIBLE SUBORDINATED NOTES DUE JUNE 1, 2008

                               PURCHASE AGREEMENT

                                  May 17, 2001


CREDIT SUISSE FIRST BOSTON CORPORATION
SG COWEN SECURITIES CORPORATION,
 As Representatives of the Several Purchasers,
  c/o Credit Suisse First Boston Corporation,
         Eleven Madison Avenue,
         New York, N.Y. 10010-3629

Dear Sirs:

         1. Introductory. Brooks Automation, Inc., a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "PURCHASERS") U.S.$150,000,000 principal amount of its 4.75% Convertible Subordinated Notes Due June 1, 2008 (the "FIRM SECURITIES") and also proposes to grant to the Purchasers an option, exercisable from time to time by Credit Suisse First Boston Corporation to purchase an aggregate of up to an additional $25,000,000 principal amount ("OPTIONAL SECURITIES") of its 4.75% Convertible Subordinated Notes Due June 1, 2008, each to be issued under an indenture, dated as of May 23, 2001 (the "INDENTURE"), between the Company and State Street Bank and Trust Company, as Trustee. The Firm Securities and the Optional Securities which the Purchasers may elect to purchase pursuant to Section 3 hereof are herein collectively called the "OFFERED SECURITIES". The United States Securities Act of 1933 is herein referred to as the "SECURITIES ACT."

         The Company hereby agrees with the several Purchasers as follows:

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Purchasers that:

                  (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular (the "PRELIMINARY OFFERING CIRCULAR") and offering circular (the "OFFERING CIRCULAR"), as supplemented as of the date of this Agreement, and any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "OFFERING DOCUMENT". On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston Corporation

                           Purchase Agreement-Page 2


         ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. Except as disclosed in the Offering Document, on the date of this Agreement, the Company's Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the "COMMISSION") and all subsequent reports (collectively, the "EXCHANGE ACT REPORTS") which have been filed by the Company with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "EXCHANGE ACT") do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                  (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where such failure to so qualify would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT").

                  (c) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where such failure to so qualify would not have a Material Adverse Effect; excluding those subsidiaries of the Company set forth on Schedule B attached hereto ("MATERIAL SUBSIDIARIES"), the Company has no other subsidiaries as of the date hereof which (A) on an individual basis, have total assets or total revenues as of and for the fiscal year ended September 30, 2000, in each case as determined in accordance with generally accepted accounting principles ("GAAP"), in excess of ten percent (10%) of the Company's total assets or total revenues as reported on a consolidated basis as of and for the fiscal year ended September 30, 2000, or (B) in the aggregate, have total assets or total revenues as of and for the fiscal year ended September 30, 2000, as determined in accordance with GAAP, in excess of ten percent (10%) of the Company's total assets or total revenues as reported on a consolidated basis as of and for the fiscal year ended September 30, 2000; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (d) The Indenture has been duly authorized; the Offered Securities have been duly authorized; and when the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date (as defined below), the Indenture will have been duly executed and delivered, such Offered Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document and the Indenture and such Offered Securities will constitute valid and legally binding obligations of

                           Purchase Agreement-Page 3

         the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (e) All outstanding shares of capital stock of the Company have been duly authorized, validly issued, fully paid and are nonassessable and conform to the description thereof contained in the Offering Document.

                  (f) When the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date, such Offered Securities will be convertible into the shares of common stock ("UNDERLYING SHARES") of the Company in accordance with the terms of the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding Underlying Shares have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Offering Document; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares.

                  (g) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement dated the date hereof, between the Company and the Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), in connection with the issuance and sale of the Offered Securities by the Company except for the order of the Commission declaring the Self Registration Statement (as defined in the Registration Rights Agreement) effective.

                  (h) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement, and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                  (i) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and constitute a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (j) Except as disclosed in the Offering Document, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as

                           Purchase Agreement-Page 4

         disclosed in the Offering Document, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (k) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, could have a Material Adverse Effect.

                  (l) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that would have individually or in the aggregate a Material Adverse Effect.

                  (m) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (n) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (o) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (p) The financial statements included in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Document, such financial statements have been prepared in conformity

                           Purchase Agreement-Page 5

         with the generally accepted accounting principles in the United States applied on a consistent basis.

                  (q) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (r) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"); and the Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                  (s) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  (t) Assuming the accuracy of the representations and warranties in Section 4 of this Agreement, the offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof or Regulation D thereunder; and it is not necessary to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE Act") in connection with the offer, sale and delivery of the Offered Securities to the Purchasers in the manner contemplated by this Agreement.

                  (u) Neither the Company, nor any of its affiliates, nor any person (except with respect to the Purchasers, as to whom the Company makes no representations or warranties) acting on its or their behalf
         (i) has, within the six-month period prior to the date hereof, offered or sold the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

                  (v) The Company is subject to Section 13 or 15(d) of the Exchange Act.

                  (w) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (x) Except as disclosed in the Offering Document or listed on
         Schedule 2(x) attached hereto, there are no contracts, agreements or understandings between the Company and any

                           Purchase Agreement-Page 6

         person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a registration statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                  (y) Except where the failure to file would not have a Material Adverse Effect, the Company and its subsidiaries have filed all Federal, State, local and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith. All tax liabilities have been adequately provided for in the financial statements of the Company.

                  (z) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (aa) The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 97% of the principal amount thereof, the respective principal amounts of Firm Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

         The Company will deliver against payment of the purchase price the Firm Securities in the form of one or more permanent global Securities in definitive form (the "FIRM GLOBAL SECURITIES") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Firm Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company at the office of Testa, Hurwitz & Thibeault, LLP ("TESTA HURWITZ"), 125 High Street, Boston, MA 02110, at 9:30 A.M. (New York time), on May 23, 2001, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE", against delivery to the Trustee as custodian for DTC of the Firm Global Securities representing all of the Firm Securities. The Firm Global Securities will be made available for checking at the above office of Testa Hurwitz at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of this Agreement, the Purchasers may purchase all or less than all of
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                           Purchase Agreement-Page 7


the Optional Securities at the purchase price per principal amount of Offered Securities (including any accrued interest thereon to the related Optional Closing Date). The Company agrees to sell to the Purchasers the number of Optional Securities specified in such notice and the Purchasers agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased from the Company for the account of each Purchaser in the same proportion as the number of Firm Securities set forth opposite such Purchaser's name in Schedule A hereto bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Purchasers only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as the "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC on behalf of the several Purchasers but shall not be later than seven full business days after written notice of election to purchase Optional Securities is given. The Company will deliver against payment of the purchase price the Optional Securities being purchased on each Optional Closing Date in the form of one or more permanent global Securities in definitive form (each, an "OPTIONAL GLOBAL SECURITY") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. Payment for such Optional Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company at the office of Testa Hurwitz, against delivery to the Trustee as custodian for DTC of the Optional Global Securities representing all of the Optional Securities being purchased on such Optional Closing Date.

         4. Representations by Purchasers; Resale by Purchasers.

                  (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has not offered and sold, and will not offer or sell, any Offered Securities, except to qualified institutional buyers within the meaning of Rule 144A under the Securities Act ("RULE 144A").

                  (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

                  (d) Each Purchaser severally agrees that it and each of its affiliates has not and will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or

                           Purchase Agreement-Page 8


         (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

         5. Certain Agreements of the Company. The Company agrees with the several Purchasers that:

                  (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend or supplement the Offering Document to comply with any applicable law, the Company promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Company will furnish to CSFBC copies of any Preliminary Offering Circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Company will furnish to CSFBC on the date hereof three copies of the Offering Document signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

                  (c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

                  (d) During the period of five years hereafter, the Company will furnish to CSFBC and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to CSFBC and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each

                           Purchase Agreement-Page 9


         report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                  (e) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

                  (f) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

                  (g) During the period of two years after the later of the First Closing Date and the last Optional Closing Date, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

                  (h) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities , the preparation of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of listing the Offered Securities and qualifying the Offered Securities for trading in The Portal(SM) Market and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (v) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto and (vi) for expenses incurred in distributing Preliminary Offering Circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Company, on the one hand, and the Purchasers, on the other hand, shall equally share the expenses relating to the private jet used by certain of the Company's officers and employees and representatives of the Purchasers in connection with attending meetings with prospective purchasers of the Offered Securities.

                  (i) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                  (j) The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale,

                           Purchase Agreement-Page 10


         pledge, contract or disposition would cause the exemption afforded by
         Section 4(2) of the Securities Act to cease to be applicable to the offer and sale of the Offered Securities.

                  (k) For a period of 90 days after the date of the initial offering of the Offered Securities by the Purchasers, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), or securities convertible into or exchangeable or exercisable for any shares of its Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except (i) issuances of Common Stock pursuant to the terms of an employee stock purchase plan in effect on the date hereof and filing with the Commission registration statements on Form S-8 with respect to such employee stock purchase plan, (ii) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Common Stock pursuant to the exercise of such options and filing with the Commission registration statements on Form S-8 with respect to such employee stock option plan, (iii) the exercise of any other employee stock option outstanding on the date hereof or
         (iv) except as otherwise contemplated by the Registration Rights Agreement.

                  (l) The Company will cause to be delivered to the Purchasers an agreement in substantially the form attached hereto on Schedule C dated on or before the date of this Agreement from the Company's directors and executive officers to the effect that such person or entity (A)(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (A)(ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A)(i) or (A)(ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, (B) publicly disclose the intention to effect any such transaction or (C) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, in each case, for a period of 90 days after the date hereof without the prior written consent of CSFBC (collectively, the "LOCKUP AGREEMENTS").

                  (m) In connection with the sale of the Offered Securities to the Purchasers, the Company will file the notice on Form D required by Rule 503 under the Securities Act within the time required by such Rule and otherwise in compliance with such Rule. A copy of such notice shall be furnished promptly to CSFBC.

         6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Firm Securities on the First Closing Date and for the Optional Securities on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchasers shall have received a letter, dated the date of this Agreement, of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the

                           Purchase Agreement-Page 11

         meaning of the Securities Act and the applicable published rules and regulations thereunder ("RULES AND REGULATIONS") and to the effect that:

                           (i) in their opinion the financial statements
                  examined by them and included in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Offering Document and in the Exchange Act Reports;

                           (iii) on the basis of the review referred to in
                  clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial statements and
                           summary of earnings included in the Offering Document do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Offering Document and the Exchange Act Reports; or

                                    (C) for the period from the closing date of
                           the latest income statement included in the Offering Document and the Exchange Act Reports to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Offering Document, in consolidated net sales, net operating income or in the total or per share amounts of consolidated net income or in the ratio of earnings to fixed charges;

                  except in all cases set forth in clauses (A), (B) and (C) above for changes, increases or decreases which the Offering Document disclose have occurred or may occur or which are described in such letter; and

                           Purchase Agreement-Page 12


                           (iv) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                  (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries taken as a whole which, in the judgment of a majority in interest of the Purchasers including CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (B) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (C) any material suspension or material limitation of trading in securities generally on The Nasdaq National Market or The New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (D) any banking moratorium declared by U.S. Federal or New York authorities; or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

                  (c) (1) The Purchasers shall have received an opinion, dated such Closing Date, of Brown, Rudnick, Freed & Gesmer, P.C., counsel for the Company, to the effect that:


                           (i) The Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in Massachusetts and California;

                           (ii) Brooks Automation Massachusetts Securities
                  Corporation has been duly incorporated and is an existing corporation in good standing under the laws of the

                           Purchase Agreement-Page 13


                  Commonwealth of Massachusetts, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and all of its issued and outstanding shares have been duly and validly authorized and issued, are fully paid and nonassessable and, unless otherwise stated in the Offering Document, are owned of record by the Company directly, to such counsel's knowledge, free and clear of all liens, encumbrances, equities, claims, security interests, voting trusts or other defects of title whatsoever;

                           (iii) The Indenture has been duly authorized,
                  executed and delivered; the Offered Securities delivered on such Closing Date have been duly authorized, executed, authenticated, issued and delivered and conform to the description thereof contained in the Offering Document; and the Indenture and the Offered Securities delivered on such Closing Date constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (iv) The Offered Securities delivered on such Closing
                  Date are convertible into Common Stock of the Company in accordance with the terms of the Indenture; the shares of such Common Stock initially issuable upon conversion of the Offered Securities delivered on such Closing Date have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion in accordance with the terms of the Indenture, will be validly issued, fully paid and nonassessable; the outstanding shares of such Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Offering Document; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities or the Underlying Shares under the Company's Certificate of Incorporation, under Delaware General Corporation Law or, to such counsel's knowledge, otherwise;

                           (v) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as may be required under state securities laws and except for the order of the Commission declaring the Shelf Registration Statement effective and except for the filing of a notice of sale on Form D as required by Rule 503 of Regulation D of the Securities Act;

                           (vi) To such counsel's knowledge, there are no
                  pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would materially and adversely affect the ability of the Company to perform its obligations under the Indenture, this Agreement or the Registration Rights Agreement; and such counsel do not know of any legal or governmental proceedings that would be required to be disclosed by the Company under Item 103 under Regulation S-K promulgated under the Securities Act;

                           Purchase Agreement-Page 14


                           (vii) The execution, delivery and performance of the
                  Indenture, this Agreement and the Registration Rights Agreement and the issuance and sale of the Offered Securities and Underlying Shares will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any Material Subsidiary (which, for purposes of this (vii) only, shall include Brooks Automation Japan (KK)) of the Company or any of their properties (provided, however, that with respect to such opinion given with respect to any Material Subsidiary which is not organized or incorporated within the United States, such opinion is given to such counsel's knowledge), or, to such counsel's knowledge, any agreement or instrument to which the Company or any Material Subsidiary is a party or by which the Company or any Material Subsidiary is bound or to which any of the properties of the Company or any Material Subsidiary is subject, or the charter or by-laws of the Company or any Material Subsidiary organized or incorporated within the United States, and the Company has full power and authority to authorize, issue and sell the Offered Securities and Underlying Shares as contemplated by this Agreement;

                           (viii) Such counsel has participated in conferences
                  with officers and other representatives of the Company, and representatives of the independent public accountants for the Company, and your representatives, at which conferences the contents of the Offering Document and related matters were discussed and, although such counsel need not pass upon, nor assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Document, no facts have come to the attention of such counsel that cause such counsel to believe that the Offering Document, as of the date hereof and of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that such counsel need express no belief with respect to the financial statements, the notes thereto and related schedules, or other financial data or statistical data derived from the financial statements included in, or omitted from, the Offering Document;

                           (ix) This Agreement and the Registration Rights
                  Agreement have each been duly authorized, executed and delivered by the Company;

                           (x) It is not necessary in connection with (i) the
                  offer, sale and delivery of the Offered Securities by the Company to the several Purchasers pursuant to this Agreement or (ii) the resales of the Offered Securities by the several Purchasers in the manner contemplated by this Agreement, to register the Offered Securities or Offered Stock under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act; and

                           (xi) The Company is not and, after giving effect to
                  the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                  (2) The Purchasers shall have received an opinion, dated such
              Closing Date, from each of the following: local counsel in Germany for Brooks Automation GmbH and Brooks

                           Purchase Agreement-Page 15


              Automation Holding GmbH and local counsel in Japan for Brooks Automation Japan (KK); in each case to the effect that each such company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation or organization, with corporate power and authority to own its properties and conduct its business as described in the Offering Document, that, if applicable, each such company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification and that all of the issued and outstanding shares or equivalent equity interests of each such company have been duly and validly authorized and issued, are fully paid and nonassessable and, unless otherwise stated in the Offering Document, are owned of record by the Company, directly or indirectly through another subsidiary, to such counsel's knowledge free and clear of all liens, encumbrances, equities, claims, security interests, voting trusts or other defects of title whatsoever.

                  (3) The Purchasers shall have received an opinion, dated such
              Closing Date, of Perman & Green, patent counsel for the Company, in form and substance reasonably satisfactory in all respects to the Purchasers and their counsel.

                  (d) The Purchasers shall have received from Testa Hurwitz, counsel for the Purchasers, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Offering Circular, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (e) The Purchasers shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and that, subsequent to the respective dates of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

                  (f) The Purchasers shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (g) On or prior to the date of this Agreement, the Purchasers shall have received Lockup Letters from each of the executive officers and directors of the Company.

                           Purchase Agreement-Page 16


         Documents described as being "in the agreed form" are documents which are in the forms which have been initialed for the purpose of identification by Testa, Hurwitz & Thibeault, LLP, copies of which are held by the Company and CSFBC, with such changes as CSFBC may approve.

         The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Offering Circular, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Purchaser that sold the Offered Securities concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Purchaser and any such loss, claim, damage or liability of such Purchaser results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Offering Document (exclusive of any material included therein but not attached thereto) if the Company had previously furnished copies thereof to such Purchaser.

              (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for

                           Purchase Agreement-Page 17


use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document: under the caption "Plan of Distribution", the ninth paragraph (stating there is no market with respect to the securities, etc.) and the eleventh paragraph (describing certain activities of the initial purchasers, etc.); provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement.

              (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could reasonably be expected to have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party. No indemnified party shall effect any settlement of any pending or threatened action without the prior written consent of the indemnifying party, which such consent shall not be unreasonably withheld or delayed.

              (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue

                           Purchase Agreement-Page 18


statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

              (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate principal amount of Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities that the Purchasers are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by such Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase on such Closing Date. If any Purchaser or Purchasers so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities that the Purchasers are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement shall not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchasers pursuant to Section 7 shall remain in effect and if any Offered Securities have been purchased hereunder

                           Purchase Agreement-Page 19


the representations and warranties in Section 2 and all obligations under
Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (C), (D) or (E) of Section 6(b)(ii), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 15 Elizabeth Drive, Chelmsford, MA 01824, Attention: President; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

         12. Representation of Purchasers. You will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you jointly or by CSFBC will be binding upon all the Purchasers.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

                      Signature Page to Purchase Agreement


If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                                 Very truly yours,

                                 BROOKS AUTOMATION, INC.


                                 By: /s/ Ellen B. Richstone
                                     ----------------------
                                     Ellen B. Richstone
                                     Senior Vice President, Finance and
                                     Administration and Chief Financial Officer


The foregoing Purchase Agreement
  is hereby confirmed and accepted
  as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
SG COWEN SECURITIES CORPORATION

  Acting on behalf of themselves
  and as the Representatives of
  the several Purchasers


By CREDIT SUISSE FIRST BOSTON CORPORATION


     By./s/ Kevin Tice
        --------------
     Title: Managing Director

                                   SCHEDULE A


                                                                  PRINCIPAL AMOUNT OF
            PURCHASER                                               FIRM SECURITIES
            ---------                                               ---------------
Credit Suisse First Boston Corporation.......................         $105,000,000
SG Cowen Securities Corporation                                         45,000,000
                                                                      ------------
                              Total..........................         $150,000,000
                                                                      ============

                                   SCHEDULE B

                              MATERIAL SUBSIDIARIES

---------------------------------------------------------------------------------------------------------------
                                                               Jurisdiction of        Jurisdictions in which
                                                               incorporation or     such entity is qualified to
Subsidiary                                                       organization            conduct business
---------------------------------------------------------------------------------------------------------------
Brooks Automation Massachusetts Securities Corporation          Massachusetts                  None
---------------------------------------------------------------------------------------------------------------
Brooks Automation GmbH                                             Germany                     None
---------------------------------------------------------------------------------------------------------------
Brooks Automation Holding GmbH                                     Germany                     None
---------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 2(x)

The Company has granted registration rights to certain individuals in connection with its acquisition of SimCon N.V. In addition, the Company expects to grant registration rights to KLA-Tencor, Inc. in connection with the Company's proposed acquisition of certain assets of KLA-Tencor, Inc. The Company also expects to grant registration rights to certain individuals in connection with the Company's proposed acquisition of CCS Technology, Inc. The Company may grant registration rights in connection with other possible future acquisitions.

                                   SCHEDULE C

                            FORM OF LOCKUP AGREEMENT